                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: October 8, 1999
                    Capita Equipment Receivables Trust 1996-1

A New York                    Commission File                  I.R.S. Employer
Corporation                   NO. 333-08645                    No. 13-7097632

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:   OCTOBER 8, 1999      PAYMENT DATE:    OCTOBER 15, 1999
COLLECTION PERIOD: SEPTEMBER 30, 1999

ITEM 5.         OTHER

I.      INFORMATION REGARDING THE CONTRACTS

    1.  CONTRACT POOL PRINCIPAL BALANCE
        a.   Beginning of Collection Period                           $    415,360,376
        b.   End of Collection Period                                 $    385,022,143
        c.   Reduction for Collection Period                          $     30,338,233
    2.  DELINQUENT SCHEDULED PAYMENTS
        a.   Beginning of Collection Period                           $     14,808,751
        b.   End of Collection Period                                 $     15,112,923
    3.  LIQUIDATED CONTRACTS
        a.   Number of Liquidated Contracts                                        384
             with respect to Collection Period                                     ---
        b.   Required Payoff Amounts of Liquidated Contracts          $      2,558,861
        c.   Total Reserve for Liquidation Expenses                   $            --
        d.   Total Liquidation Proceeds Received (1)                  $        545,972
        e.   Liquidation Proceeds Allocated to Owner Trust            $        479,749
        f.   Liquidation Proceeds Allocated to Depositor              $         66,223
        g.   Current Realized Losses                                  $      2,079,112
    4.  PREPAID CONTACTS
        a.   Number of Prepaid Contracts with respect                              270
             to Collection Period                                                  ---
        b.   Required Payoff Amounts of Prepaid Contracts             $      1,958,760
    5.  PURCHASED CONTRACTS (BY TCC)
        a.   Number of Contracts Purchased by TCC with                               0
             respect to Collection Period                                            -
        b.   Required Payoff Amounts of Purchased Contracts           $            --



6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                 ------------------------------------------------------------------------
                                                                        % OF AGGREGATE
                   NUMBER OF        % OF         AGGREGATE REQUIRED    REQUIRED PAYOFF
                   CONTRACTS      CONTRACTS        PAYOFF AMOUNTS          AMOUNTS
                 ------------------------------------------------------------------------

a.   Current        47,933          88.40%          $355,550,136           88.86%
b.   31-60 days      2,749           5.07%          $ 22,595,976            5.65%
c.   61-90 days      1,428           2.63%          $  9,365,563            2.34%
d.   91-120 days       844           1.56%          $  5,229,487            1.31%
e.   120+ days       1,267           2.34%          $  7,393,904            1.85%
f.   Total          54,221         100.00%          $400,135,066          100.00%

7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

-------------------------------------------------------------------------------------------------------------------
                         % OF                  % OF                   % OF                   % OF
                       AGGREGATE             AGGREGATE              AGGREGATE             AGGREGATE
                    REQUIRED PAYOFF       REQUIRED PAYOFF        REQUIRED PAYOFF       REQUIRED PAYOFF
                        AMOUNTS               AMOUNTS                AMOUNTS               AMOUNTS
 COLLECTION
    PERIODS       31-60 DAYS PAST DUE   61-90 DAYS PAST DUE   91-120 DAYS PAST DUE    120+ DAYS PAST DUE
-------------------------------------------------------------------------------------------------------------------

09/30/99                 5.65%                 2.34%                  1.31%                 1.85%
08/31/99                 5.08%                 2.06%                  1.62%                 1.68%
07/31/99                 5.33%                 2.43%                  1.29%                 1.93%
06/30/99                 5.02%                 2.43%                  1.52%                 1.70%
05/31/99                 6.17%                 2.59%                  1.27%                 1.90%
04/30/99                 5.66%                 2.37%                  1.08%                 1.71%
03/31/99                 5.84%                 2.32%                  1.08%                 1.66%
02/28/99                 6.98%                 2.44%                  1.30%                 1.80%
01/31/99                 6.09%                 2.24%                  1.17%                 1.74%
12/31/98                 5.94%                 1.90%                  1.23%                 1.45%
11/30/98                 6.15%                 1.94%                  0.92%                 1.30%
10/31/98                 4.92%                 1.55%                  0.90%                 1.28%
09/30/98                 4.39%                 1.47%                  0.91%                 1.24%
08/31/98                 4.08%                 1.59%                  0.83%                 1.00%
07/31/98                 4.04%                 1.42%                  0.82%                 1.17%
06/30/98                 3.90%                 1.37%                  0.77%                 1.41%
05/31/98                 4.46%                 1.51%                  0.80%                 1.41%
04/30/98                 4.47%                 1.54%                  0.98%                 1.25%
03/31/98                 3.85%                 1.61%                  0.98%                 1.12%
02/28/98                 6.83%                 2.00%                  0.79%                 1.09%
01/31/98                 4.39%                 1.21%                  0.65%                 0.94%
12/31/97                 3.50%                 1.25%                  0.54%                 0.85%
11/30/97                 2.78%                 0.42%                  0.24%                 0.16%
10/31/97                 3.64%                 1.07%                  0.45%                 0.73%
09/30/97                 3.21%                 0.95%                  0.48%                 0.82%
08/31/97                 3.58%                 0.95%                  0.50%                 0.80%
07/31/97                 3.11%                 0.90%                  0.53%                 0.78%
06/30/97                 3.53%                 0.90%                  0.57%                 0.69%
05/31/97                 3.06%                 0.99%                  0.58%                 0.63%
04/30/97                 2.99%                 1.08%                  0.47%                 0.64%
03/31/97                 3.73%                 0.96%                  0.46%                 0.61%
02/28/97                 3.70%                 0.97%                  0.55%                 0.55%
01/31/97                 3.27%                 0.97%                  0.49%                 0.40%
12/31/96                 4.10%                 0.96%                  0.39%                 0.20%
11/30/96                 3.49%                 0.83%                  0.34%                 0.00%
10/31/96                 2.90%                 0.64%                  0.01%                 0.01%


8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                      -----------------------------------------------------------------------------
                                        COLLECTION        3 COLLECTION    6 COLLECTION PERIODS    CUMULATIVE SINCE
                                          PERIOD         PERIODS ENDING          ENDING             CUT-OFF DATE
                                       SEPTEMBER-99       SEPTEMBER-99        SEPTEMBER-99
                                      -----------------------------------------------------------------------------
a.   Number of Liquidated                   384               1,186               2,912                21,477
     Contracts
b.   Number of Liquidated                 0.137%             0.423%              1.038%                7.653%
     Contracts as a Percentage
     of Initial Contracts
c.   Required Payoff Amounts of          2,558,861          7,290,692          16,382,439           129,174,748
     Liquidated Contracts
d.   Liquidation Proceeds Allocated       479,749           1,280,658           3,617,632            29,905,240
     to Owner Trust
e.   Aggregate Current Realized          2,079,112          6,010,035          12,764,807            99,269,508
     Losses
f.   Aggregate Current Realized           0.065%             0.189%              0.401%                3.117%
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance

II. INFORMATION REGARDING THE SECURITIES

1. SUMMARY OF BALANCE INFORMATION

     -----------------------------------------------------------------------------------------------------------------------------
                                      PRINCIPAL BALANCE AS OF   CLASS FACTOR AS OF   PRINCIPAL BALANCE AS OF   CLASS FACTOR AS OF
             CLASS         COUPON        OCTOBER 15, 1999        OCTOBER 15, 1999       SEPTEMBER 15, 1999     SEPTEMBER 15, 1999
                            RATE           PAYMENT DATE            PAYMENT DATE            PAYMENT DATE           PAYMENT DATE
     -----------------------------------------------------------------------------------------------------------------------------
a.   Class A-1 Notes       5.6000%         $          0               0.00000              $          0             0.00000
b.   Class A-2 Notes       5.9500%         $          0               0.00000              $          0             0.00000
c.   Class A-3 Notes       6.1100%         $          0               0.00000              $          0             0.00000
d.   Class A-4 Notes       6.2800%         $126,015,807               0.31487              $156,009,797             0.38981
e.   Class B Notes         6.5700%         $178,500,000               1.00000              $178,500,000             1.00000
f.   Equity Certificates   6.7500%         $ 95,659,329               0.75021              $ 95,659,329             0.75021
g.   Total                  N.A.           $400,175,136               0.12563              $430,169,126             0.13505


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $400,175,136 and the CCA Balance is $59,260,801.

2. MONTHLY PRINCIPAL AMOUNT
    a.   Principal Balance of Notes and Equity
         Certificates
         (End of Prior Collection Period)                                             $    430,169,126
    b.   Contract Pool Principal Balance (End of Collection Period)                   $    385,022,143
    c.   Monthly Principal Amount                                                     $     45,146,983
3.  GROSS COLLECTIONS
    a.   Scheduled Payments Received                                                  $     28,141,686
    b.   Liquidation Proceeds Allocated to Owner Trust                                $        479,749
    c.   Required Payoff Amounts of Prepaid Contracts                                 $      1,958,760
    d.   Required Payoff Amounts of Purchased Contracts                               $            --
    e.   Proceeds of Clean-up Call                                                    $            --
    f.   Investment Earnings on Collection Account and Note Distribution Account      $         99,173
    g.   Extension Fees Allocated to Owner Trust                                      $            --
    h.   Total Gross Collections (sum of (a) through (g))                             $     30,679,368
4.  DETERMINATION OF AVAILABLE FUNDS
    a.   Total Gross Collections                                                      $     30,679,368
    b.   Withdrawal from Cash Collateral Account                                      $      2,079,112
    c.   Total Available Funds                                                        $     32,758,480

5. APPLICATION OF AVAILABLE FUNDS

-------------------------------------------------------------------------------------------
             ITEM                         AMOUNT                  REMAINING AVAILABLE FUNDS
-------------------------------------------------------------------------------------------
a.   Total Available Funds                                              $      32,758,480
b.   Servicing Fee                       $       432,667                $      32,325,813
c.   Interest on Notes:
     i)         Class A-1 Notes          $            -                 $      32,325,813
     ii)        Class A-2 Notes          $            -                 $      32,325,813
     iii)       Class A-3 Notes          $            -                 $      32,325,813
     iv)        Class A-4 Notes          $       816,451                $      31,509,362
     v)         Class B Notes            $       977,288                $      30,532,074
d.   Interest on Equity                  $       538,084                $      29,993,990
     Certificates
e.   Principal of Notes and
     Equity Certificates:
     i)        Class A-1 Notes           $            -                 $      29,993,990
     ii)       Class A-2 Notes           $            -                 $      29,993,990
     iii)      Class A-3 Notes           $            -                 $      29,993,990
     iv)       Class A-4 Notes           $    29,993,990                $             -
     v)        Class B Notes             $            -                 $             -
     vi)       Equity Certificates       $            -                 $             -
f.   Deposit to Cash                     $            -                 $             -
     Collateral Account
g.   Amount to be applied in             $            -                 $             -
     accordance with CCA
     Loan Agreement
h.   Balance, if any, to Equity          $            -                  $             -
     Certificates


III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT


1. BALANCE RECONCILIATION

    ---------------------------------------------------------------------------------------
                                                                        OCTOBER 15, 1999
                            ITEM                                          PAYMENT DATE
    ---------------------------------------------------------------------------------------
    a.   Available Cash Collateral Amount (Beginning)                     $   61,339,913
    b.   Deposits to Cash Collateral Account                              $          -
    c.   Withdrawals from Cash Collateral Account                         $    2,079,112
    d.   Releases of Cash Collateral Account Surplus                      $          -
         (Excess, if any of (a) plus (b) minus (c) over (f))
    e.   Available Cash Collateral Amount (End)                           $   59,260,801
         (Sum of (a) plus (b) minus (c) minus (d))
    f.   Requisite Cash Collateral Amount                                 $   63,704,600
    g.   Cash Collateral Account Shortfall                                $    4,443,799
         (Excess, if any, of (f) over (e))
2.       CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
    a.   For Payment Dates from, and including, the
         November 1996 Payment Date  to,
         and including, the October 1997 Payment Date
         1) Initial Cash Collateral Amount                                $ 207,040,000
    b.   For Payment Dates from, and including, the
         November 1997 Payment Date until
          the Final Payment Date, the sum of
         1) 8% of the Contract Pool Principal Balance                     $  30,801,771
         2) The Aggregate Principal Balance of the Notes                  $  15,152,993
          and the Equity Certificate Balance less the
          Contract Pool Principal Balance
         3) Total ((1) plus (2))                                          $  45,954,764
    c.   Floor equal to the lesser of
         1) 2% of Cut-Off Date Contract Pool Principal                    $  63,704,600
         Balance ($63,704,600); and
         2) the Aggregate Principal Balance of the Notes
         and the Equity Certificate Balance                               $  63,704,600
    d.   Requisite Cash Collateral Amount
3.       CALCULATION OF CASH COLLATERAL ACCOUNT
         WITHDRAWALS                                                      $          -
    a.   Interest Shortfalls                                              $   2,079,112
    b.   Principal Deficiency Amount
    c.   Principal Payable at Stated Maturity Date of
         Class of Notes or Equity Certificates                            $          -
    d.   Total Cash Collateral Account Withdrawals                        $   2,079,112

IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

-------------------------------------------------------------------------------------------
         DISTRIBUTION             CLASS A-1            CLASS A-2             CLASS A-3
            AMOUNTS                 NOTES                NOTES                 NOTES
-------------------------------------------------------------------------------------------
1. Interest Due                  $           -       $           -         $           -
2. Interest Paid                 $           -       $           -         $           -
3. Interest Shortfall            $           -       $           -         $           -
((1) minus (2))
4. Principal Paid                $           -       $           -         $           -
5. Total Distribution Amount     $           -       $           -         $           -
((2) plus (4))


------------------------------------------------------------------------------------------------------------
         DISTRIBUTION             CLASS A-4           CLASS B               EQUITY
            AMOUNTS                NOTES               NOTES             CERTIFICATES           TOTALS
------------------------------------------------------------------------------------------------------------
1. Interest Due                 $    816,451        $   977,288         $     538,084       $    2,331,822
2. Interest Paid                $    816,451        $   977,288         $     538,084       $    2,331,822
3. Interest Shortfall           $        -          $       -           $        -          $          -
((1) minus (2))
4. Principal Paid               $ 29,993,990        $       -           $        -          $   29,993,990
5. Total Distribution Amount    $ 30,810,442        $   977,288         $     538,084       $   32,325,813
((2) plus (4))




V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS

    ---------------------------------------------------------------------------------------
                                                 AS OF END OF           AS OF END OF
                              ITEM               SEPTEMBER-99             AUGUST-99
                                               COLLECTION PERIOD      COLLECTION PERIOD
    ---------------------------------------------------------------------------------------
1.  ORIGINAL CONTRACT CHARACTERISTICS
    a.   Original Number of Contracts               280,634                 N.A.
    b.   Cut-Off Date Contract Pool              3,185,229,329              N.A.
         Principal Balance
    c.   Original Weighted Average                38.6 months               N.A.
          Remaining Term
    d.   Weighted Average                         56.1 months               N.A.
         Original Term
2.  CURRENT CONTRACT CHARACTERISTICS
    a.   Number of Contracts                        54,221                 57,901
    b.   Average Contract                            7,101                  7,174
         Principal Balance
    c.   Weighted Average                            21.4                   21.7
          Remaining Term

VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1 PREPAYMENT SCHEDULE

-----------------------------------------------
PAYMENT DATE                 SINCE ISSUE
  PERIOD                         CPR
-----------------------------------------------
  0             Oct-96
  1             Nov-96        10.866%
  2             Dec-96         7.964%
  3             Jan-97         8.606%
  4             Feb-97         8.254%
  5             Mar-97         7.615%
  6             Apr-97         7.211%
  7             May-97         8.268%
  8             Jun-97         7.752%
  9             Jul-97         7.784%
 10             Aug-97         7.781%
 11             Sep-97         7.506%
 12             Oct-97         7.348%
 13             Nov-97         7.346%
 14             Dec-97         6.629%
 15             Jan-98         6.741%
 16             Feb-98         7.251%
 17             Mar-98         6.870%
 18             Apr-98         7.200%
 19             May-98         7.072%
 20             Jun-98         6.870%
 21             Jul-98         7.232%
 22             Aug-98         7.327%
 23             Sep-98         7.253%
 24             Oct-98         7.147%
 25             Nov-98         7.198%
 26             Dec-98         7.079%
 27             Jan-99         7.208%
 28             Feb-99         7.415%
 29             Mar-99         7.485%
 30             Apr-99         7.965%
 31             May-99         8.545%
 32             Jun-99         8.120%
 33             Jul-99         8.446%
 34             Aug-99         8.506%
 35             Sep-99         8.419%
 36             Oct-99         8.134%

VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS
          A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, Chase Manhattan
   Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on October 15, 1999.


  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                            AT&T CAPITAL CORPORATION

                                 Thomas G. Adams
                                 ---------------
                                 Thomas G. Adams

                   Senior Vice President, Financial Reporting